Exhibit 1

                             JOINT FILING AGREEMENT

         WHEREAS, in accordance with Rule 13d-1(k) promulgated under the Securities and Exchange Act of 1934, as amended (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto are filed on behalf to each of them:

         NOW, THEREFORE, the parties hereto agree as follows:

         TGI FUND II, LC, TREDEGAR INVESTMENTS, INC. and TREDEGAR CORPORATION hereby agree, in accordance with 13d-1(k) under the Act, to file a statement on
Schedule 13G (including amendments thereto) relating to their ownership of Common Stock of Vascular Solutions, Inc. and do hereby further agree that said statement on Schedule 13G (including amendments thereto) shall be filed on behalf of each of them and that the Joint Filing Agreement be included as an Exhibit to such joint filing on Schedule 13G.

Date:  February 9, 2001           TGI FUND II, LC

                                   By:      Tredegar Investments, Inc.
                                            Manager

                                   By:      /s/ Nancy M. Taylor
                                            ------------------------------------
                                            Nancy M. Taylor
                                            Vice President and Secretary


Date:  February 9, 2001           TREDEGAR INVESTMENTS, INC.

                                   By:      /s/ Nancy M. Taylor
                                            ------------------------------------
                                            Nancy M. Taylor
                                            Vice President and Secretary


Date:  February 9, 2001           TREDEGAR CORPORATION

                                   By:      /s/ Nancy M. Taylor
                                            ------------------------------------
                                            Nancy M. Taylor
                                            Vice President and Secretary